SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2007 (November 6, 2007)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01 Regulation FD Disclosure

On November 6, 2007, Ambac Financial Group, Inc. (“Ambac” or the “Company”) issued a press release announcing that it had posted to its website a response to the Morgan Stanley analyst report that was issued on November 2, 2007. In its press release, Ambac noted that among other points made in its rebuttal, it addresses why the loss estimates presented in the Morgan Stanley report do not accurately reflect the composition of our underlying mortgage portfolio and the structure of our deals. Ambac, in further disputing the report’s conclusions with respect to the Company, underscored its internal credit ratings process and its transparency to the financial community regarding its direct mortgage and CDO exposures. A copy of the press release, filed as Exhibit 99.01 to this Current Report on Form 8-K and the response to the Morgan Stanley analyst report, filed as Exhibit 99.02 to this Current Report on Form 8-K, and are each incorporated by reference herein.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1922, as amended, unless specifically identified therein as being incorporated therein by reference, The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates .

Certain statements in this document and the exhibits are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ material from those included in these statements due to a variety of factors. More information about these factors is contained in Ambac’s filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Item
99.01	Press release, dated November 6, 2007, issued by Ambac Financial Group, Inc.

99.02	Disclosure on Website – “Ambac’s Response to Morgan Stanley’s Report on Financial Guarantors dated November 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated: November 6, 2007
	By:	/s/ Anne Gill Kelly
Anne Gill Kelly
Managing Director, Corporate Secretary and Assistant General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.01	Press release, dated October 10, 2007, issued by Ambac Financial Group, Inc.

99.02	Disclosure on Website – “Ambac’s Response to Morgan Stanley’s Report on Financial Guarantors dated November 2, 2007